Exhibit 24.1
       Powers of Attorney of certain directors of First United Corporation



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                                POWER OF ATTORNEY

         Each of the undersigned directors of First United Corporation (the "Company") whose signature appears below constitutes and appoints each of William B. Grant and Robert W. Kurtz as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Registration Statements of the Company, and all amendments thereto, relating to or in connection with the registration by the Company of the securities of the First United Capital Trust and the guarantee by the Company thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof. This power of attorney may be executed in counterparts.

/s/ David J. Beachy
------------------------------                                June 16, 1999
David J. Beachy

/s/ Donald M. Browning
------------------------------                                June 16, 1999
Donald M. Browning

/s/ Rex W. Burton
------------------------------                                June 16, 1999
Rex W. Burton

/s/ Paul Cox, Jr.
------------------------------                                June 16, 1999
Paul Cox, Jr.

/s/ Richard D. Dailey, Jr.
------------------------------                                June 16, 1999
Richard D. Dailey, Jr.

/s/ William B. Grant
------------------------------                                June 16, 1999
William B. Grant

/s/ Maynard G. Grossnickle
------------------------------                                June 16, 1999
Maynard G. Grossnickle

/s/ Raymond F. Hinkle
------------------------------                                June 16, 1999
Raymond F. Hinkle
                       [SIGNATURES CONTINUED ON NEXT PAGE]


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/s/ Robert W. Kurtz
-----------------------------                                June 16, 1999
Robert W. Kurtz

/s/ Dr. Andrew E. Mance
-----------------------------                                June 16, 1999
Dr. Andrew E. Mance

/s/ Elaine L. McDonald
-----------------------------                                June 16, 1999
Elaine L. McDonald

/s/ Donald L. Moran
-----------------------------                                June 16, 1999
Donald E. Moran

/s/ Karen F. Myers
-----------------------------                                June 16, 1999
Karen F. Myers

/s/ I. Robert Rudy
-----------------------------                                June 16, 1999
I. Robert Rudy

/s/ James F. Scarpelli, Sr.
-----------------------------                                June 16, 1999
James F. Scarpelli, Sr.

/s/ Richard G. Stanton
-----------------------------                                June 16, 1999
Richard G. Stanton

/s/ Robert G. Stuck
-----------------------------                                June 16, 1999
Robert G. Stuck

/s/ Frederick A. Thayer, III
-----------------------------                                June 16, 1999
Frederick A. Thayer, III



g:\f600\f7782.600


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